UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

RENHUANG PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]	No Fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act. Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Copies to:

William N. Haddad, Esq.
DLA Piper LLP (US)
1251 Avenue of the Americas
New York, New York  10020-1104
Telephone:   (212) 335-4500
Facsimile:   (212) 884-8498

RENHUANG PHARMACEUTICALS, INC.
11th Floor, Changjiang International Building, No. 28
Changjiang Road, Nangang District
Harbin, Heilongjiang Province, P.R. China 150090

Dear Shareholder:

The attached Information Statement is furnished by the Board of Directors to inform you that on October 14, 2010, the Board of Directors of Renhuang Pharmaceuticals Inc. (the “Company”) approved, and recommended that the Company’s Articles of Incorporation be amended (the “Amendment”) to change the name of the Company to China Botanic Pharmaceutical Inc. (the “Name Change”).

On October 14, 2010, the holders of approximately 75.89% of the outstanding shares of Common Stock executed a written consent adopting and approving the Amendment.  Pursuant to the provisions of the Nevada Revised Statutes (the “NRS”) and the Company’s Articles of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendment by written consent in lieu of a meeting, provided that notice of such action is given to the other shareholders of the Company.  This written consent assures that the Amendment will occur without your vote.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action.  This notice, which is being sent to all holders of record on October 13, 2010 (the “Record Date”), is intended to serve as such notice under Nevada law and as the information statement required by the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about October __, 2010.

By Order of the Board of Directors,

 /s/ Shaoming Li
Shaoming Li
Chairman and Chief Executive Officer
October __, 2010

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement, and any documents which we incorporate by reference in this Information Statement, may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

INTRODUCTION

We are sending you this information statement to inform you of the adoption of the Amendment on October 14, 2010, by a majority of the shareholders of the Company’s issued and outstanding Common Stock pursuant to a written consent in lieu of a special meeting.  The purpose of the Amendment is to change the name of the Company to China Botanic Pharmaceutical Inc.

The holders of 28,262,450 shares, out of the 37,239,536  issued and outstanding shares of Common Stock on October 14, 2010, representing approximately 75.89% of the votes entitled to be cast with regard to the Amendment, approved the Amendment via written consent in lieu of a special meeting of shareholders.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendment will become effective 20 calendar days after the mailing of this Information Statement.  The Board of Directors is not soliciting your proxy in connection with the adoption of the Amendment and proxies are not being requested from shareholders.  The date on which this information statement is first being sent to shareholders is on October __, 2010.

The Company is distributing this information statement to its shareholders in full satisfaction of any notice requirements it may have under the NRS.  No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the NRS, are afforded to the Company’s shareholders as a result of the adoption of the Amendment.

Expenses in connection with the distribution of this information statement will be paid by the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTE REQUIRED; MANNER OF APPROVAL

Approval of an amendment or restatement to the current Articles of Incorporation of the Company under the NRS requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock (see “Description of Securities”).

Section 78.320 of the NRS provides, in substance, that, unless the Company’s Articles of Incorporation provide otherwise, shareholders may take action without a meeting of shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative written consent to the Amendment by holders of at least a majority of the outstanding shares of voting stock of the Company has been obtained. As a result, no additional vote or proxy is required by the shareholders to approve the adoption of the Amendment.

Under Rule 14c-2 promulgated under the Exchange Act, the Amendment cannot take effect until 20 days after this Information Statement is first sent to the Company’s shareholders, currently anticipated to be October __, 2010.  The Amendment will become effective upon its filing with the Secretary of State of the State of Nevada, which is anticipated to be on or about November __, 2010.

We are not soliciting consents in connection with the election of directors or to approve the Amendment.  Nevada law permits the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the election of directors and the Amendment.

AMENDMENT TO THE ARTICLES OF INCORPORATION

Amendment to the Articles of Incorporation to Change the Name of the Company to China Botanic Pharmaceutical Inc.

The Board of Directors has approved an amendment to the Articles of Incorporation that would change the name of the Company to China Botanic Pharmaceutical Inc. (the “Name Change”).  The name change will occur automatically when the amendment to the Articles of Incorporation is filed with the Nevada Secretary of State (the “Effective Date”) without any action on the part of stockholders.  The Board of Directors believes that by changing our corporate name to China Botanic Pharmaceutical Inc. will more accurately reflect our business focus.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

General

As of the Record Date, the Company’s authorized capital consists of an aggregate of 101,000,000 shares of capital stock, of which 100,000,000 shares of Common Stock, with a par value of $0.001 per share, and 1,000,000 shares of preferred stock, with no par value per share.  As of the Record Date, there were 37,239,536 shares of Common Stock issued and outstanding and no issued and outstanding shares of preferred stock.  As of the Record Date, there are 1,231,428 warrants to purchase common stock outstanding.  As of the Record Date, there are 3,723,954 shares subject to the Renhuang Pharmaceuticals, Inc. 2003 Omnubus Securities Plan and there are 200,000 shares subject to the 2007  Non-Qualified Company Stock Grant and Option Plan.

The following description is based on relevant portions of the Nevada General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Nevada General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Common Stock

All shares of our common stock have equal rights as to earnings, assets,  dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.  There are no dividend restrictions that limit the Company’s ability to pay dividends on shares of Common Stock in the Company’s Articles of Incorporation or bylaws.  Section 78.288 of Chapter 78 of the NRS prohibits the Company from declaring dividends where, after giving effect to the distribution of the dividend: (a) the Company would not be able to pay its debts as they become due in the usual course of business; or (b) except as may be allowed by the Company’s Articles of Incorporation, the Company’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders who may have preferential rights and whose preferential rights are superior to those receiving the distribution.

Preferred Stock

Our articles of incorporation authorize the issuance of up to 1,000,000 shares of Preferred Stock with designations, rights and preferences determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. Although we have no present intention to issue any shares of our authorized Preferred Stock, there can be no assurance that the Company will not do so in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 13, 2010, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of 5% or more of our outstanding common stock.

Beneficial ownership is determined according to the rules of the SEC.  Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person has the right to acquire within 60 days after the measurement date, such as pursuant to options, warrants or convertible notes.  Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information each of them has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property or similar laws may apply.  For purposes of the column for shares underlying convertible securities, in accordance with rules of the SEC, shares of our common stock underlying securities that a person has the right to acquire within 60 days of October 13, 2010 are deemed to be beneficially owned by such person for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Total Outstanding		Shares Underlying Convertible Securities (1)	Total	Percent (2)
Directors and Named Executive Officers
Shaoming Li (3)	17,850,000		0	17,850,000	47.93%
Jiang He	0		0	0	0%
Xiaoying Lu	0		0	0	0%
Xiaoheng Shao	0		5,833	5,833	0.02%
Changxiong Sun	0		0	0	0%
Bingchun Wu	0		0	0	0%
Directors and executive officers as a group (6 persons)	17,850,000	(4)	17,855,833	17,855,833	47.95%

5% Beneficial Owners
Dianjun Pi - Total Posperity (5)	3,159,450		0	3,159,450	8.48%
Tuya Wulan – New BVI Co. (6)	2,975,000		0	2,975,000	7.99%
Yunman Cheung – China Wealth Sources Co. (7)	4,278,000		0	4,278,000	11.49% %

(1) Includes shares of our common stock issuable upon exercise of options or upon conversion of warrants or convertible notes within 60 days.

(2) Based on 37,239,536 shares of our common stock outstanding as of October 13, 2010.

(3) The address for this beneficial owner is No. 281, Taiping Road, Taiping District, Harbin, Heilongjiang Province, China 150050.

(4) Includes 17,850,000 shares of Common Stock owned by Celebrate Fortune Company Limited, an entity controlled by Mr. Shaoming Li.

(5) Includes 3,159,450 shares of Common Stock owned by Total Prosperity Company Ltd., an entity controlled by Mr. Dianjun Pi.

(6) Includes 2,975,000 shares of Common Stock owned by New BVI Co., an entity controlled by Mr. Tuya Wulan.

(7) Includes 4,278,000 shares of Common Stock owned by New China Wealth Sources Co., an entity controlled by Mr. Cheung Yunman.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Amendment that is not shared by all other stockholders, and in accordance with their respective interests..

ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Certain shareholders who share an address are being delivered only one copy of this Information Statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of the Information Statement was delivered, the Company shall promptly deliver a separate copy of such documents to such stockholder.  Written requests should be made to Renhuang Pharmaceuticals Inc., 11th Floor, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, P.R. China 150090.  In addition, if such a shareholder wishes to receive a separate copy of this Information Statement in the future, such shareholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number.  Shareholders sharing an address who are receiving multiple copies of the information and proxy statements of the Company may request delivery of a single copy of the information and proxy statements of the Company by writing to the address above or calling the telephone number above.

YOU ARE URGED TO READ THESE DOCUMENTS AS THEY CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY.

We will furnish any document we file with the SEC free of charge to any shareholder upon written request to Renhuang Pharmaceuticals Inc., 11th Floor, Changjiang International Building, No. 28, Changjiang Road, Nangang District, Harbin, Heilongjiang Province, P.R. China 150090.  You are encouraged to review any document filed by our Company with the SEC and other publicly available information.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by the Company with the Securities and Exchange Commission and contain important information about the Company and its finances, are incorporated into this Information Statement:
•	Our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, filed with the Commission on January 29, 2010.
•	Our Annual Report on Form 10-K/A for the fiscal year ended October 31, 2009, filed with the Commission on February 4, 2010.
•	Our Annual Report on Form 10-K/A for the fiscal year ended October 31, 2009, filed with the Commission on March 1, 2010.
•	Our Quarterly Report on Form 10-Q filed for the quarter ended January 31, 2010 filed on March 16, 2010
•	Our Quarterly Report on Form 10-Q filed for the quarter ended April 30, 2010 filed on June 7, 2010.
•	Our Quarterly Report on Form 10-Q filed for the quarter ended July 31, 2010 filed on September 17, 2010.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The reports incorporated by reference into this Information Statement are being delivered to our stockholders along with this Information Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors,

 /s/ Shaoming Li
Shaoming Li
Chairman and Chief Executive Officer
October 15, 2010